Exhibit 10.5

                                       DAC
                                  TECHNOLOGIES


                                    AGREEMENT
                                    ---------

This Agreement is entered into this date by and between DAC Technologies Group International, Inc.(DAC) and Nimax Los Angeles Corporation (Nimax).

It is understood and agreed that DAC wishes Nimax to manufacture gun locks for DAC, and that Nimax wishes to manufacture said gun locks for DAC.

DAC shall pay for all tooling and molds, and such molds shall be the property of DAC. Said molds shall be used only to manufacture products for DAC and not for any other third party. It is also understood that Nimax will not manufacture locks for any third party that violate any of DAC's patents or patents pending. Nimax also agrees not to manufacture locks for any third party that are identical, derived from, or copies of DAC's gun locks. Nimax shall have the right to continue to manufacture the plastic trigger lock for Shot Lock, and DAC agrees not to pursue its patent rights on this product against Shot Lock.

Agreed to this 17th day of March 2000

Nimax Los Angeles Corporation         DAC Technologies Group International, Inc.

By:      /s/                          By: /s/
         -------------------------       ------------------------
         Larry Ni                        David A. Collins

*Signature only valid with the following additional conditions:

-        Review of above agreement every two years.
- If after six months of business inactivity between DAC and Nimax, the above agreement will be terminated. Nimax will continue to uphold DAC's rights to its patents and patents pending.
- All toolings an molds paid for by DAC will be returned to DAC if business between DAC and Nimax becomes terminated.


Please initial and return a copy.

                                                                       D.C.





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5818 Kaufman Avenue                                  NIMAX
Temple City, California 91780                        LOS ANGELES
TEL: (626) 286-2180, 286-2182                        CORPORATION
FAX: (626) 286-2192                                  SINCE 1982
http://www.nimaxcorp.com
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                         Dac quote revision April 11, 2000
------------------------------------------------------------------------------------------
Model                             Description                               Quotation
                                                                              (U.S.$)
------------------------------------------------------------------------------------------
MTL-099                      o  Steel trigger lock                              0.436
                             o  One key                                         Same
                             o  Poly-bag and instructions                       Same
------------------------------------------------------------------------------------------
MTL-099                      Tooling                                           2,980.00
------------------------------------------------------------------------------------------
MTL-099                      Blister packaging with card                       0.550
------------------------------------------------------------------------------------------
MTL-100                      Three MTL-099's in blister pack with card         1.42 each
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
PTL-101                      o  Plastic version of MTL-099                     0.250
                             o  One key                                        same
                             o  Poly-bag and instructions                      same
------------------------------------------------------------------------------------------
PTL                          Tooling                                           1,000.00
------------------------------------------------------------------------------------------
PTL-099                      Blister packaging with card                       0.330
------------------------------------------------------------------------------------------
PTL-100                      Three PTL-101's in blaster packaging with card    0.900
3-pack
------------------------------------------------------------------------------------------
PLT-101C                     TVP-101 chrome-plated                             0.295
PLT-101C                     Blister packaging with card                       0.393
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
GL-100                       Keyed gun look                                    0.880
------------------------------------------------------------------------------------------
GL-100                       Blister packaging with card                       0.960
------------------------------------------------------------------------------------------
GL-100                       Tooling                                           8,800.00
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
GL-100                       o  Cable look with new curved latch               0.580
                             o  Regular plastic bag
------------------------------------------------------------------------------------------
CL-003                       Tooling                                           1,950.00
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
LHL-096                      o  Level Hammer Look                              0.320
                             o  Poly-bag with instructions
------------------------------------------------------------------------------------------
LHL-096                      Blister packaging with card                       0.470
------------------------------------------------------------------------------------------
LHL-096                      Tooling                                           1,250.00
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
LHL-096                      o  Old plastic trigger lock                       0.180
                             o  One key
                             o  Poly-bag with instructions
------------------------------------------------------------------------------------------
TVP-095                      o  Three TVP-096's in blister packaging with card (0.720)
                             o  One key per lock                               (67)
------------------------------------------------------------------------------------------
TVP-096                      Tooling                                           1,000.00
------------------------------------------------------------------------------------------
TVP-096E                     TVP-096 with the new English threaded bolt        0.25
------------------------------------------------------------------------------------------
TVP-096E                     Three TVP-096's in blister pack with card         0.90
(3-pack)
------------------------------------------------------------------------------------------
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